Exhibit 10.1

[EXECUTION VERSION]

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 19, 2016, is entered into among AMN HEALTHCARE, INC., a Nevada corporation (the “Borrower”), AMN HEALTHCARE SERVICES, INC., a Delaware corporation (the “Parent”), the Subsidiary Guarantors identified on the signature pages hereto, the lenders identified on the signature pages hereto (the “Lenders”) and SUNTRUST BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the Subsidiary Guarantors, the Lenders party thereto, the Administrative Agent and the Syndication Agent (as defined therein) have entered into that certain Credit Agreement dated as of April 18, 2014, as amended by that certain First Amendment to Credit Agreement dated as of January 4, 2016 (the “Existing Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend the Existing Credit Agreement as provided herein;

WHEREAS, the Requisite Lenders have agreed to amend the Existing Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Second Amendment” has the meaning set forth in Part 3.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

SUBPART 2.1 New Definitions. The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Fixed Incremental Amount” shall mean, at any time, an amount equal to (x) $125,000,000 less (y) the aggregate principal amount of all increases in the Revolving Committed Amount pursuant to Section 2.7 and all Incremental Term Loans, pursuant to Section 2.6, in each case, previously incurred or issued in reliance on the Fixed Incremental Amount.

“Incremental Cap” shall mean (a) the Fixed Incremental Amount plus (b) the aggregate amount of any voluntary prepayment of Term Loans and/or any permanent reductions of the commitments under any Revolving Facility.

SUBPART 2.2 Amendments to Section 2.6. Clause (i) of Section 2.6(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i) the aggregate original principal amount of all Incremental Term Loans made pursuant to this Section 2.6 and the aggregate amount of all increases in the Revolving Committed Amount made pursuant to Section 2.7, in each case following the First Amendment Effective Date, shall not, in the aggregate, exceed the Incremental Cap at the time such Incremental Term Loans are established.

SUBPART 2.3 Amendment to Section 2.7. Clause (a) of Section 2.7 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) the aggregate original principal amount of all Incremental Term Loans made pursuant to Section 2.6 and the aggregate amount of all increases in the Revolving Committed Amount made pursuant to this Section 2.7, in each case following the First Amendment Effective Date, shall not, in the aggregate, exceed the Incremental Cap at the time such increase in the Revolving Committed Amount is established.

SUBPART 2.4 Amendment to Section 8.1. Clause (g)(iv) of Section 8.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iv) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof prior to the latest Maturity Date in effect at the time of incurrence of such Indebtedness; provided that it is understood and agreed that a customary mandatory offer to purchase notes as a result of a change of control or sale of assets provision in a note indenture shall not violate this clause (g)(iv);

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Second Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “Second Amendment Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment”.

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Parent, the Subsidiary Guarantors, the Requisite Lenders and the Administrative Agent.

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SUBPART 3.3 Fees and Expenses. The Administrative Agent or one of its affiliates shall have received from the Borrower all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

PART 4

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, (a) no Default or Event of Default exists under the Existing Credit Agreement, both before and after giving effect to this Amendment and (b) the representations and warranties set forth in Section 6 of the Amended Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof (except for those which expressly relate to an earlier date, in which case, they were true and correct in all material respects as of such earlier date).

SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.5 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by facsimile or other electronic transmission shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.7 Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantors’ obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors’ obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment. Each Guarantor also hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Credit Party Obligations.

SUBPART 4.8 Binding Effect. This Amendment, the Existing Credit Agreement as amended by

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this Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.10 General. Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

SUBPART 4.11 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 4.12 Ratification. Each Credit Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents, as amended hereby, and that each of the Credit Documents, as amended hereby, is ratified and confirmed in all respects. This Agreement is a Credit Document.

[Remainder of Page Intentionally Left Blank]

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[EXECUTION VERSION]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	AMN HEALTHCARE, INC.

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

PARENT:	AMN HEALTHCARE SERVICES, INC.

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

SUBSIDIARY
GUARANTORS:	AMN SERVICES, LLC

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

O’GRADY-PEYTON INTERNATIONAL (USA), INC.

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

AMN STAFFING SERVICES, LLC

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

MERRITT, HAWKINS & ASSOCIATES, LLC

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

AMN HEALTHCARE ALLIED, INC.

	By:	/s/ Brian Scott
	Name:	Brian Scott
	Title:	Chief Financial Officer

STAFF CARE, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

AMN ALLIED SERVICES, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

NURSEFINDERS, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

RX PRO HEALTH, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

LINDE HEALTH CARE STAFFING, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

SHIFTWISE, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

THE FIRST STRING HEALTHCARE, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

MILLICANSOLUTIONS, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

AVANTAS, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

ONWARD HEALTHCARE, LLC

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

LOCUM LEADERS, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

MEDEFIS, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

HEALTHSOURCE GLOBAL STAFFING, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

PEAK HEALTH SOLUTIONS, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

PEAK GOVERNMENT SERVICES, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

PEAK PROVIDER SOLUTIONS, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

B.E. SMITH INTERIM SERVICES, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

B.E. SMITH INTERNATIONAL, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

B.E. SMITH, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

JOSEM HOLDING, INC.

By:	/s/ Brian Scott
Name:	Brian Scott
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:	SUNTRUST BANK,
in its capacity as Administrative Agent

	By:	/s/ Jared Cohen
	Name:	Jared Cohen
	Title:	Vice President

LENDERS:	SUNTRUST BANK,
in its capacity as Lender, Issuing Lender and Swingline Lender

	By:	/s/ Jared Cohen
	Name:	Jared Cohen
	Title:	Vice President

Wells Fargo Bank, N.A, as a Lender

By:	/s/ Darin Mullis
Name:	Darin Mullis
Title:	Director

KeyBank National Association, as a Lender

By:	/s/ Thomas A. Crandell
Name:	Thomas A. Crandell
Title:	Senior Vice President

Bank of America, N.A., as a Lender

By:	/s/ Heath Lipson
Name:	Heath Lipson
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Liz V Gonzalez
Name:	Liz V Gonzalez
Title:	Assistant Vice President & Relationship Manager

JPMorgan Chase Bank, N.A., as a Lender

By:	/s/ Anna C. Araya
Name:	Anna C. Araya
Title:	Executive Director

MANUFACTURERS BANK, as a Lender

By:	/s/ Sandy Lee
Name:	Sandy Lee
Title:	Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Teuta Ghilaga
Name:	Teuta Ghilaga
Title:	Director

Compass Bank, as a Lender

By:	/s/ James Ligman
Name:	James Ligman
Title:	SVP

Fifth Third Bank, as a Lender

By:	/s/ Thomas Avery
Name:	Thomas Avery
Title:	Vice President